SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 1998
(Date of Earliest Event Reported: September 1, 1998)

                                RIGL CORPORATION
_____________________________________________________________________________
             (Exact name of registrant as specified in its charter)

          Nevada                     0-24217               85-0206668
     _______________             ______________           _____________
(State or other jurisdiction  (Commission File No.)  (IRS Employer I.D. No.)
     of incorporation)

 7501 North 16th Street, Suite 200, Phoenix, Arizona           85020
_____________________________________________________________________________
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:   (602) 906-1924

_____________________________________________________________________________
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     A.   Financial Statements of Business Acquired

          The financial statements of Medical Resource Systems, Inc. as of September 30, 1997 and for the two years then ended, together with the audit report of Singer Lewak Greenbaum & Goldstein LLP dated October 2, 1998 is attached as Exhibit A.

     B.   Pro Forma Financial Information

          Pro forma financial schedules are attached hereto as Exhibit B.

     C.   Exhibits

          Exhibit A - Medical Resource Systems, Inc. audited balance sheets as of September 30, 1997 and 1996, and the related statements of operations, shareholders' equity, and cash flows for the years then ended.

          Exhibit B - Pro forma financial schedules:

          Pro forma combining operating statement for the nine months ended June 30, 1998.

          Pro forma combining balance sheet as of June 30, 1998.

          Pro forma combining operating statement for the year ended September 30, 1997

          Pro forma combining balance sheet as of September 30, 1997

          Pro forma combining operating statement for the year ended September 30, 1996

          Pro forma combining balance sheet as of September 30, 1996



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

September 12, 1998

RIGL CORPORATION

/s/ John A. Williams
   __________________
    John A. Williams,
    Chief Financial Officer

                                 Exhibit "A"








                         MEDICAL RESOURCE SYSTEMS, INC.
                              FINANCIAL STATEMENTS
                              FOR THE YEARS ENDED
                          SEPTEMBER 30, 1997 AND 1996

                                             MEDICAL RESOURCE SYSTEMS, INC.
                                                                   CONTENTS
                                                         September 30, 1997
___________________________________________________________________________

                                                                 Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                 1

FINANCIAL STATEMENTS

     Balance Sheets                                                2

     Statements of Operations                                      3

     Statements of Shareholders' Equity                            4

     Statements of Cash Flows                                      5

     Notes to Financial Statements                               6 - 10

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Shareholders
Medical Resource Systems, Inc.


We have audited the accompanying balance sheets of Medical Resource Systems, Inc. as of September 30, 1997 and 1996, and the related statements of operations, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Resource Systems, Inc. as of September 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
October 2, 1998

                                             MEDICAL RESOURCE SYSTEMS, INC.
                                                             BALANCE SHEETS
                                                              September 30,
___________________________________________________________________________

                                     ASSETS
                                                      1997           1996
                                                   ________        ________
CURRENT ASSETS
   Accounts receivable                           $   23,122     $   25,483
   Prepaid expenses                                   3,735          5,516
                                                   ________        ________
      Total current assets                           26,857         30,999

EQUIPMENT, net of accumulated
   depreciation of $23,332 and $20,974,
   respectively                                       7,104         14,875
OTHER ASSETS
   Deposits                                           2,426         10,000
                                                   ________        ________
      Total assets                               $   36,387     $   55,874
                                                   ________        ________
                                                   ________        ________

                     LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Book overdraft                                $   2,893      $   12,217
   Accounts payable and accrued liabilities         25,061          35,258
   Notes payable                                    20,000          20,000
                                                   ________        ________

      Total current liabilities                     47,954          67,475

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICITS
   Common stock, $1 par value
      100 shares authorized, issued,
      and outstanding                                  100            100
   Accumulated deficit                             (11,667)       (11,701)
                                                   ________        ________

      Total shareholders' deficit                  (11,567)       (11,601)
                                                   ________        ________
      TOTAL LIABILITIES AND
      SHAREHOLDERS' DEFICIT                      $  36,387      $  55,874
                                                   ________        ________
                                                   ________        ________


   The accompanying notes are an integral part of these financial statements.

                                             MEDICAL RESOURCE SYSTEMS, INC.
                                                   STATEMENTS OF OPERATIONS
                                          For the Years Ended September 30,
___________________________________________________________________________

                                                      1997          1996
                                                   ________        ________
SALES                                            $ 753,329      $  726,111
                                                   ________        ________

OPERATING EXPENSES
   Administrative salaries                         527,288         534,726
   Rent and occupancy expenses                      53,317          48,468
   Other operating expenses                        171,181         154,606
                                                   ________        ________

      Total operating expenses                     751,786         737,800
                                                   ________        ________

INCOME (LOSS) FROM OPERATIONS                        1,543         (11,689)
                                                   ________        ________
OTHER INCOME (EXPENSE)
   Interest income                                     -               521
   Interest expense                                 (1,636)            -
   Gain on sale of asset                               177             -
                                                   ________        ________

      Total other income (expense)                  (1,459)            521

INCOME (LOSS) FROM OPERATIONS BEFORE
PROVISION FOR INCOME TAXES                              84         (11,168)

PROVISION FOR INCOME TAXES                              50              55
                                                   ________        ________

NET INCOME (LOSS)                                $      34      $  (11,223)
                                                   ________        ________
                                                   ________        ________

BASIC EARNINGS (LOSS) PER SHARE                  $    0.34      $  (112.23)

WEIGHTED-AVERAGE SHARES OUTSTANDING                   100             100
                                                   ________        ________
                                                   ________        ________

  The accompanying notes are an integral part of these financial statements.

                                             MEDICAL RESOURCE SYSTEMS, INC.
                                         STATEMENTS OF SHAREHOLDERS' EQUITY
                                          For the Years Ended September 30,
___________________________________________________________________________

                              Common Stock          Accumulated
                         Shares          Amount       Deficit         Total
                       ________         ________      ________       _______

BALANCE
   September 30, 1995       100        $    100      $   (478)     $   (378)

NET LOSS                                              (11,223)      (11,223)
                       ________         ________      ________       _______

BALANCE
   September 30, 1996       100             100       (11,701)      (11,601)

NET INCOME                                                 34            34
                       ________         ________      ________      _______

BALANCE
   September 30, 1997       100        $    100      $(11,667)     $(11,567)
                        ________        ________      ________      _______

  The accompanying notes are an integral part of these financial statements.

                                             MEDICAL RESOURCE SYSTEMS, INC.
                                                   STATEMENTS OF CASH FLOWS
                                          For the Years Ended September 30,
___________________________________________________________________________

                                                      1997           1996
                                                   ________        ________
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                             $      34      $  (11,223)
   Adjustments to reconcile net income
   (loss) to net cash provided by
   (used in) operating activities
      Depreciation                                   7,148           2,439
      Gain on disposal of equipment                   (177)            -
      (Increase) decrease in
      Accounts receivable                            2,361          (1,171)
      Prepaid expenses                               1,781             -
      Deposits                                       7,574         (10,000)
      Increase (decrease) in
      Accounts payable and accrued liabilities     (10,197)         11,196
                                                   ________        ________
         Net cash provided by (used in)
         operating activities                        8,524          (8,759)
                                                   ________        ________
CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of equipment                     800             -
   Purchases of equipment                              -            (4,742)
                                                   ________        ________

      Net cash provided by (used in)
      investing activities                             800          (4,742)
                                                   ________        ________

      Net increase (decrease)
      in cash and cash equivalents                   9,324         (13,501)

CASH AND CASH EQUIVALENTS (BOOK OVERDRAFT),
BEGINNING OF YEAR                                  (12,217)          1,284

BOOK OVERDRAFT, END OF YEAR                      $  (2,893)     $  (12,217)
                                                   ________        ________
                                                   ________        ________

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
   Interest paid                                 $   1,636      $      -
                                                   ________        ________
                                                   ________        ________
   Income taxes paid                             $      50      $       55
                                                   ________        ________
                                                   ________        ________

  The accompanying notes are an integral part of these financial statements.

                                             MEDICAL RESOURCE SYSTEMS, INC.
                                              NOTES TO FINANCIAL STATEMENTS
                                                         September 30, 1997
___________________________________________________________________________

NOTE 1 - ORGANIZATION

   Medical Resource Systems, Inc. (the "Company") is an Arizona corporation, founded on June 11, 1993. The Company operates primarily in Phoenix, Arizona. Its primary sources of revenue are derived from the processing of billing and collection services for physicians and physician groups.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Cash and Cash Equivalents
   _________________________

   For purposes of the statements of cash flows, the Company considers all highly-liquid investments purchased with original maturities of three months or less to be cash equivalents.

   Fair Value of Financial Instruments
   ___________________________________

   For certain of the Company's financial instruments including cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

   Equipment
   _________

   Equipment is stated at cost. Depreciation is generally provided using accelerated methods. The estimated useful lives of the related assets are three to five years.

   Depreciation expense for the years ended September 30, 1997 and 1996 was $7,148 and $2,439, respectively.

   Estimates
   _________

   In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses included in the determination of net earnings during the reporting period. Actual results could differ from those estimates.

   Risk Concentrations
   ___________________

   Substantially all of the Company's revenues are generated from two customers located in Phoenix, Arizona.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Income Taxes
   ____________

   The Company accounts for income taxes under the asset and liability method of accounting. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is required when it is less likely than not that the Company will be able to realize all or a portion of its deferred tax assets.

   Earnings per Share
   __________________

   During the year ended September 30, 1997, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted earnings per share are not presented for 1997 and 1996 because there are no common stock equivalents.

   Recently Issued Accounting Pronouncements
   _________________________________________

   The Financial Accounting Standards Board ("FASB") issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for financial statements with fiscal years beginning after December 15, 1997. Earlier application is permitted. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company does not expect adoption of SFAS No. 130 to have a material impact, if any, on its financial position or results of operations.

   The FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," effective for fiscal years beginning after December 15, 1997. SFAS No. 131 requires a company to report certain information about its operating segments including factors used to identify the reportable segments and types of products and services from which each reportable segment derives its revenues. The Company does not anticipate any material change in the manner that it reports its segment information under this new pronouncement.


NOTE 3 - ACCOUNTS RECEIVABLE

   Accounts receivable consist primarily of amounts due from one customer related to services provided for physician billing. The Company has not recorded an allowance for doubtful accounts and believes receivables are fully collectible.


NOTE 4 - NOTES PAYABLE

   Notes payable at September 30 consisted of the following:

                                                      1997           1996
                                                   ________        ________

       Demand note dated May 31, 1993 to a
       former shareholder in the corporation.
       The note bears interest at 8%.            $   13,000     $    13,000

       Demand note dated June 30, 1993 to a
       former shareholder in the corporation.
       The note bears interest at 8%.                 7,000           7,000
                                                   ________        ________

            Total                                $   20,000     $    20,000
                                                   ________        ________

                                                   ________        ________

NOTE 5 - COMMITMENTS AND CONTINGENCIES

   Leases
   ______

   The Company has entered into certain non-cancelable operating leases for its corporate office and for computer equipment.
 .
   Future minimum rental commitments under these lease agreements with initial or remaining terms of one year or more at September 30, 1997 are as follows:

        Year Ending
        September 30,
        _____________
                           1998     $   90,000
                           1999         54,000
                           2000          7,000
                                      ________
                Total               $  151,000

   Rent expense was $47,624 and $42,781 for the years ended September 30, 1997 and 1996, respectively.

   The Company has also entered into a verbal subleasing agreement. The rent is $1,375 per month on a month-to-month basis. Total rent collected was $16,500 for the year ended September 30, 1997.

   Litigation
   __________

   The Company may become involved in various lawsuits arising from the normal course of business. Management believes that any such lawsuits which may arise would have an immaterial impact on the financial condition of the Company.

NOTE 6 - INCOME TAXES

   Significant components of the provision for income taxes based on income for the years ended September 30 are as follows:
                                                      1997           1996
                                                   ________        ________
      Current Federal                            $     -        $       5
              State                                     50             50
                                                   ________        ________
                                                        50             55
                                                   ________        ________

      Deferred Federal                                 -              -
               State                                   -              -
                                                   ________        ________

      Provision for income taxes                 $      50      $      55
                                                   ________        ________
                                                   ________        ________

   A reconciliation of the provision for (benefit from) income tax expense with the expected income tax computed by applying the federal statutory income tax rate to income before provision for income taxes for the years ended September 30 is as follows:
                                                      1997           1996
                                                   ________        ________
      Income tax provision computed at federal
      statutory tax rate                             34.0%           34.0%
      Change in deferred income tax
      valuation reserve                            (214.0)          (39.0)
      State taxes, net of federal benefit             5.0             5.0
      Permanent differences and other               235.0            (1.0)
                                                   _________       ________

      Total                                          60.0%           (1.0)%
                                                   ________        ________
                                                   ________        ________


   As of September 30, 1997, the Company had federal and state net operating loss carryforwards of approximately $13,179 and $21,242, respectively, which expire through 2012 and 2007, respectively.

   Significant components of the Company's deferred tax assets and liabilities for federal and state income taxes as of September 30, 1997 and 1996 consisted of the following:

                                                      1997           1996
                                                   ________        ________
      Deferred tax asset
         Net operating loss carryforwards        $   5,179      $    8,346
         Valuation allowance                        (5,179)         (8,346)
                                                   ________        ________
            NET DEFERRED TAX ASSET               $     -        $      -
                                                   ________        ________
                                                   ________        ________

   During the year ended September 30, 1997, the Company did not utilize its federal net operating loss carryforwards.


NOTE 7 - SUBSEQUENT EVENTS

   As of September 1, 1998, 100% of the Company's common stock was purchased by RIGL Medical Systems, Inc. in exchange for stock.

   On May 31, 1998, the board of directors approved a compensation plan for one of its officers for one year at $110,000.

Exhibit B. - Pro Forma Financial Information

The following unaudited pro forma financial statements give effect to the merger of RIGL Corporation ("RIGL") and Medical Resource Systems, Inc. ("MRS") to be accounted for as a pooling of interests. The unaudited pro forma balance sheets presents the combined financial position of RIGL and MRS as of June 30, 1998, September 30, 1997 and September 30, 1996 assuming that the merger had occurred as of October 1, 1995. Such pro forma information is based upon the historical balance sheet data of RIGL and MRS as of those dates.

The unaudited pro forma statement of operations gives effect to the merger of RIGL and MRS by combining the results of operations of RIGL for the two years ended September 30, 1997 and the nine months ended June 30, 1998 with the results of operations of MRS for the two years ended September 30, 1997 and the nine months ended June 30, 1998, respectively, on a pooling of interests basis.

The unaudited pro forma condensed consolidated financial data does not reflect any synergies expected to be realized after the MRS acquisition (because their realization cannot be assured).

THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF THE OPERATING RESULTS OR FINANCIAL POSITION THAT WOULD HAVE OCCURRED HAD THE MRS ACQUISITION DESCRIBED HEREIN BEEN CONSUMMATED AT THE DATES INDICATED, NOR IS IT NECESSARILY INDICATIVE OF THE FUTURE OPERATING RESULTS OR FINANCIAL POSITION OF THE COMPANY FOLLOWING THE MRS ACQUISITION.

These unaudited pro formal financial statements should be read in conjunction with the historical financial statements of RIGL and MRS.

                                          STATEMENT OF OPERATIONS: (UNAUDITED)
                                              NINE MONTHS ENDED JUNE 30, 1998
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
REVENUE
 Collection fees                            $ 523,333             $   523,333
 Corporate revenue           $     72,856                              72,856
 Royalty income                       264                                 264
                                  ________   ________   _________    ________

 Total revenue                     73,120     523,333                 596,453

 Direct expense                       -           -                       -
                                  ________   ________   _________    ________

GROSS PROFIT                       73,120     523,333                 596,453

 General & administrative
  expense                       1,497,050     473,695               1,970,745
 Depreciation & amortization
  expense                          51,515       1,426                  52,941
                                  ________   ________   _________    ________

NET OPERATING INCOME (LOSS)    (1,475,445)     48,212              (1,427,233)


OTHER INCOME (EXPENSE)
 Interest income                   62,416                              62,416
 Interest expense                              (1,626)                 (1,626)
                                  ________   ________   _________    ________

INCOME (LOSS) BEFORE
INCOME TAXES                    (1,413,029)    46,586              (1,366,443)

 Provision for income taxes          1,716        -                     1,716
                                  ________   ________   _________    ________

NET INCOME(LOSS)             $ (1,414,745) $   46,586 $           $(1,368,159)
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

 Net income (loss per share
  basic                                                           $     (0.12)
                                                                     ________
                                                                     ________

 Weighted average shares
  outstanding                                                      11,238,967
                                                                     ________
                                                                     ________

Note 1 - Net income (loss) per share amounts are based on the average number of common shares of the combined companies outstanding during each period. Shares of MRS have been adjusted to the equivalent shares of RIGL.

                                                   BALANCE SHEET : (UNAUDITED)
                                                                JUNE 30, 1998
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
CURRENT ASSETS
 Cash                        $  2,021,399   $ 45,119              $ 2,066,518
 Accounts receivable                1,050     23,122                   24,172
 Other receivables                  8,811                               8,811
                                  ________   ________   _________    ________

 Total current assets           2,031,260     68,241                2,099,501

PROPERTY AND EQUIPMENT            184,116     25,981                  210,097

 Less accumulated
  depreciation                    (47,595)   (20,302)                 (67,897)
                                  ________   ________   _________    ________

 Net property and equipment       136,521      5,679                  142,200

OTHER ASSETS
 Shareholder loans, net            68,000                              68,000
 Other interest bearing loans      40,000                              40,000
 Proprietary technology               -                                   -
 Technology rights                438,875                             438,875
 Deposits                          60,706      6,161                   66,867
 Organization costs                 1,560                               1,560
                                  ________   ________   _________    ________

 Total other assets               609,141      6,161                  615,302

 Less accumulated
 amortization                        (546)                               (546)
                                  ________   ________   _________    ________

 Net other assets                 608,595      6,161                  614,756
                                  ________   ________   _________    ________

TOTAL ASSETS                 $  2,776,376   $ 80,081   $          $ 2,856,457
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

                                                     BALANCE SHEET (UNAUDITED)
                                                                JUNE 30, 1998
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
CURRENT LIABILITIES
 Notes payable               $        -     $ 20,000              $    20,000
 Accounts payable                  72,373      5,061                   77,434
 Accrued expense                   12,000     20,000                   32,000
 Shareholder loans                  2,460                               2,460
                                  ________   ________   _________    ________

 Total current liabilities         86,833     45,061                  131,894

COMMITMENTS
STOCKHOLDERS' EQUITY
 Preferred stock                    1,761                               1,761
 Additional paid in capital     1,759,599                           1,759,599
 Subscriptions receivable      (1,761,360)                         (1,761,360)
                                  ________   ________   _________    ________

 Total preferred stock                -                                    -
                                  ________   ________   _________    ________

 Common stock                      12,953        100                   13,053
 Additional paid-in capital     6,042,423                           6,042,423
 Subscriptions receivable             -                                   -
                                  ________   ________   _________    ________

Total common stock              6,055,376        100                6,055,476
                                  ________   ________   _________    ________

Treasury stock                    (69,822)                            (69,822)
Accumulated deficit            (3,296,011)    34,920               (3,261,091)
                                  ________   ________   _________    ________

Total stockholder's equity      2,689,543     35,020                2,724,563
                                  ________   ________   _________    ________
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY        $  2,776,376   $ 80,081   $          $ 2,856,457
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

Note 1 - The pro forma balance sheet gives effect to the merger of RIGL and MRS by combining the respective balance sheets of the two companies at June 30, 1998, on a pooling of interests basis.

                                          STATEMENT OF OPERATIONS: (UNAUDITED)
                                                YEAR ENDED SEPTEMBER 30, 1997
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
REVENUE
 Collection fees                            $ 753,506             $   753,506
 Corporate revenue            $    35,450                              35,450
 Royalty income                     1,092                               1,092
                                  ________   ________   _________    ________
 Total Revenue                     36,542     753,506                 790,048

 Direct expense                    10,542         -                    10,542
                                  ________   ________   _________    ________

GROSS PROFIT                       26,000     753,506                 779,506

 General & administrative
 expense                       1,358,403     744,638                2,103,041
 Depreciation & amortization
 expense                          16,626       7,148                   23,774
                                  ________   ________   _________    ________

NET OPERATING INCOME (LOSS)   (1,349,029)      1,720               (1,347,309)

OTHER INCOME (EXPENSE)
 Interest income                   17,975                              17,975
 Interest expense                             (1,636)                  (1,636)
                                  ________   ________   _________    ________

INCOME (LOSS) BEFORE
INCOME TAXES                   (1,331,054)        84               (1,330,970)

 Provision for income taxes           -           50                       50
                                  ________   ________   _________    ________

NET INCOME (LOSS)            $ (1,331,054) $      34   $          $(1,331,020)
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

Net income (loss) per share
   basic                                                          $     (0.18)
                                                                     ________
                                                                     ________

Weighted average shares
   outstanding                                                      7,396,680
                                                                     ________
                                                                     ________

Note 1 - Net income (loss) per share amounts are based on the average number of common shares of the combined companies outstanding during each period. Shares of MRS have been adjusted to the equivalent shares of RIGL.

                                                    BALANCE SHEET: (UNAUDITED)
                                                           SEPTEMBER 30, 1997
_____________________________________________________________________________


                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
CURRENT ASSETS
 Cash                        $     841,702 $   (2,893)            $   838,809
 Accounts receivable                           23,122                  23,122
 Other receivables                   5,342                              5,342
                                  ________   ________   _________    ________

 Total current assets              847,044     20,229                 867,273

PROPERTY AND EQUIPMENT              87,510     30,437                 117,947

 Less accumulated
  depreciation                     (15,814)   (23,332)                (39,146)
                                  ________   ________   _________    ________

 Net property and equipment         71,696      7,105                  78,801

OTHER ASSETS
 Shareholder loans, net            105,841                            105,841
 Other interest bearing loans       70,000                             70,000
 Proprietary technology             13,000                             13,000
 Technology rights                  10,000                             10,000
 Deposits                              790      6,161                   6,951
 Organization costs                  1,560                              1,560
                                  ________   ________   _________    ________

 Total other assets                201,191      6,161                 207,352

 Less accumulated
  amortization                        (812)                              (812)
                                  ________   ________   _________    ________

 Net other assets                  200,379      6,161                 206,540
                                  ________   ________   _________    ________

TOTAL ASSETS                 $   1,119,119 $   33,495 $           $ 1,152,614
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

                                                    BALANCE SHEET: (UNAUDITED)
                                                           SEPTEMBER 30, 1997
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
CURRENT LIABILITIES
 Notes payable               $         -    $  20,000             $    20,000
 Accounts payable                    4,708      5,061                   9,769
 Accrued expenses                   22,715     20,000                  42,715
 Shareholder loans                   5,103                              5,103
                                  ________   ________   _________    ________

 Total current liabilities          32,526     45,061                  77,587

COMMITMENTS
STOCKHOLDERS' EQUITY

 Preferred stock                     3,000                              3,000
 Additional paid-in capital      2,934,500                          2,934,500
 Subscriptions receivable         (638,400)                          (638,400)
                                  ________   ________   _________    ________

STOCKHOLDERS' EQUITY

 Total preferred stock           2,299,100                          2,299,100
                                  ________   ________   _________    ________

 Common stock                        6,537        100                   6,637
 Additional paid-in capital        663,023                            663,023
 Subscriptions receivable             (800)                              (800)
                                  ________   ________   _________    ________

 Total common stock                668,760        100                 668,860
                                  ________   ________   _________    ________

 Accumulated deficit            (1,881,267)   (11,666)             (1,892,933)
                                  ________   ________   _________    ________

 Total stockholders' equity      1,086,593    (11,566)              1,075,027
                                  ________   ________   _________    ________

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY        $   1,119,119 $   33,495 $           $ 1,152,614
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

Note 1 - The pro forma balance sheet gives effect to the merger of RIGL and MRS by combining the respective balance sheets of the two companies at September 30, 1997 on a pooling of interests basis.

                                          STATEMENT OF OPERATIONS: (UNAUDITED)
                                                YEAR ENDED SEPTEMBER 30, 1996
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
REVENUE
 Collection fees                            $ 726,111             $   726,111
 Corporate revenue
 Royalty income              $       1,341                              1,341
                                  ________   ________   _________    ________

 Total revenue                       1,341    726,111                 727,452

 Direct expense                        680                                680
                                  ________   ________   _________    ________

GROSS PROFIT                           661    726,111                 726,772

 General & administrative
  expense                          218,148    735,361                 953,509
 Depreciation &
  amortization expense                          2,439                   2,439
                                  ________   ________   _________    ________

NET OPERATING INCOME (LOSS)       (217,487)   (11,689)               (229,176)


OTHER INCOME (EXPENSE)
 Interest income                                  521                     521
 Interest expense
                                  ________   ________   _________    ________

INCOME (LOSS) BEFORE
INCOME TAXES                      (217,487)   (11,168)               (228,655)

 Provision for income taxes                        55                      55
                                  ________   ________   _________    ________

NET INCOME (LOSS)            $   (217,487) $ (11,223) $           $  (228,710)
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

 net income (loss) per share                                      $     (0.16)
                                                                     ________
                                                                     ________

 Weighted average shares outstanding                                1,474,293
                                                                     ________
                                                                     ________

Note 1 - Net income (loss) per share amounts are based on the average number of common shares of the combined companies outstanding during each period. Shares of MRS have been adjusted to the equivalent shares of RIGL.

                                                    BALANCE SHEET: (UNAUDITED)
                                                           SEPTEMBER 30, 1996
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
CURRENT ASSETS
 Cash                        $       9,345                        $     9,345
 Accounts receivable                        $  25,483                  25,483
 Other receivables                              1,781                   1,781
                                  ________   ________   _________    ________

 Total current assets                9,345     27,264                  36,609

PROPERTY AND EQUIPMENT                         35,849                  35,849

 Less accumulated
  depreciation                                (20,974)                (20,974)
                                  ________   ________   _________    ________

 Net property and
  equipment                                    14,875                  14,875

OTHER ASSETS
 Shareholder loans, net
 Other interest bearing loans
 Proprietary technology             13,000                             13,000
 Technology rights
 Deposits                                      13,735                  13,735
 Organization costs
                                  ________   ________   _________    ________

 Total other assets                 13,000     13,735                  26,735

 Less accumulated amortization
                                  ________   ________   _________    ________

 Net other assets                   13,000     13,735                  26,735
                                  ________   ________   _________    ________

TOTAL ASSETS                 $      22,345 $   55,874 $           $    78,219
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

                                                    BALANCE SHEET: (UNAUDITED)
                                                           SEPTEMBER 30, 1996
_____________________________________________________________________________

                                                       PRO FORMA
                                    RIGL       MRS    ADJUSTMENTS    COMBINED
                                  ________   ________   _________    ________
CURRENT LIABILITIES
 Notes payable                              $  20,000             $    20,000
 Accounts payable                              17,475                  17,475
 Accrued expense                               30,000                  30,000
 Shareholder loans           $         100                                100
                                  ________   ________   _________    ________

 Total current liabilities             100     67,475                  67,575

COMMITMENTS

STOCKHOLDERS' EQUITY
 Preferred stock                     3,000                              3,000
 Additional paid-in capital      2,997,000                          2,997,000
 Subscriptions receivable       (2,965,000)                        (2,965,000)
                                  ________   ________   _________    ________

Total preferred stock               35,000                             35,000
                                  ________   ________   _________    ________

 Common stock                        6,013        100                   6,113
 Additional paid-in capital        534,915                            534,915
 Subscriptions receivable           (3,470)                            (3,470)
                                  ________   ________   _________    ________

 Total common stock                537,458        100                 537,558
                                  ________   ________   _________    ________

 Accumulated deficit              (550,213)   (11,701)               (561,914)
                                  ________   ________   _________    ________

Total stockholders' equity          22,245    (11,601)                 10,644
                                  ________   ________   _________    ________

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY        $      22,345 $   55,874 $           $    78,219
                                  ________   ________   _________    ________
                                  ________   ________   _________    ________

Note 1 - The pro forma balance sheet gives effect to the merger of RIGL and MRS by combining the respective balance sheets of the two companies at September 30, 1996 on a pooling of interests basis.